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[LINCOLN FINANCIAL GROUP LOGO]                   APPLICATION FOR GROUP DEFERRED
                                                 VARIABLE ANNUITY CONTRACT
The Lincoln National Life Insurance Company
PO Box 2212
Fort Wayne IN 46801-2212
Phone 800-4LINCOLN (800 454-6265)

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CONTRACT          Contract owner's name
INFORMATION       --------------------------------------------------------------
                  Tax ID no.
                  --------------------------------------------------------------
                  Address
                  --------------------------------------------------------------
                  City, State, ZIP
                  --------------------------------------------------------------
                  / / The contract is allocated  / / The contract is unallocated

                  Are you part of a group or association?      / / Yes   / / No

                  If "Yes," provide the name of the group or association
                  ______________________________________________________________
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PLAN INFORMATION  Plan name
                  --------------------------------------------------------------
                  Plan sponsor's name
                  --------------------------------------------------------------
                  Trustee's name (IF APPLICABLE)
                  --------------------------------------------------------------
                  Title
                  --------------------------------------------------------------
                  Indicate a plan type/description
                  --------------------------------------------------------------
                  Plan code no.       Number of anticipated participants
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PAYMENT           First year lump sum payment   $______________
INFORMATION       Recurring annual payment   $_______________

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REMARKS

LINCOLN FINANCIAL GROUP IS THE MARKETING NAME FOR LINCOLN NATIONAL CORPORATION
AND ITS AFFILIATES.                                            CONTINUED ON BACK

FOD FORM 28903 6/98

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SIGNATURES               By signing below you, the contract owner or the
                         individual(s) listed below, certify that:

ATTACH AN ADDITIONAL     -  You are authorized to purchase this contract on
SHEET IF NECESSARY.         behalf of the plan selected.

                         - If this contract is being purchased to fund a 401(a), 403(a), 403(b), 414(d), or a 457 plan, you certify that the purchase payments are qualified under sections 401(a), 403(a), 403(b), 414(d), or a
                            457 plan of the Internal Revenue Code or in the opinion of your counsel.

                         - To the best of your knowledge all information provided is complete and accurate.

                         - You certify that you have received a Prospectus relating to the Multi-Fund-Registered Trademark-Group Variable Annuity prior to the date of this application.

                         - NOTE: All values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to dollar amount.

                         Provide the name(s) and title of individual(s) authorized to sign on behalf of this contract.

                         Name                              Title
                         -------------------------------------------------------
                         Name                              Title
                         -------------------------------------------------------
                         Signed at (CITY/STATE)                     Date
                         -------------------------------------------------------
                         Contract owner's
                         signature                                  Date
                         -------------------------------------------------------
                         Registered representative's
                         signature                                  Date
                         -------------------------------------------------------

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REPRESENTATIVE           Servicing agent's name
REPORT                   -------------------------------------------------------
                         Soc. Sec. no.                SA Code             %
ATTACH AN ADDITIONAL     -------------------------------------------------------
SHEET IF NECESSARY.

                         Servicing agent's name
                         -------------------------------------------------------
                         Soc. Sec. no.                SA Code             %
                         -------------------------------------------------------

                         Servicing agent's name
                         -------------------------------------------------------
                         Soc. Sec. no.                SA Code             %
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